Fees Summary	Feb. 25, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,010,463,000
Previously Paid Amount	0
Total Fee Amount	139,544.94
Total Offset Amount	0
Net Fee	$ 139,544.94